(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME FUND II

SEMIANNUAL REPORT
AUGUST 31, 1993
CONTENTS



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
PERFORMANCE            3     HOW THE FUND HAS DONE OVER TIME.

FUND TALK              4     THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                             AND OUTLOOK.

INVESTMENTS            5     A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                             MARKET VALUES.

FINANCIAL STATEMENTS   7     STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                             CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  9     NOTES TO THE FINANCIAL STATEMENTS.





THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.
THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND
ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL
JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
IMAHDR PRASUN   SHR__CHT 19970630 19970714 090002 S00000000000001
             Real Estate High            Merrill Lynch High
             00673                       ML002
     1996/09/27   100000.00                   100000.00
     1996/09/30   100015.46                   100182.83
     1996/10/31   101680.42                   101280.76
     1996/11/30   105246.94                   103328.37
     1996/12/31   109515.21                   104123.46
     1997/01/31   111734.97                   104923.66
     1997/02/28   114208.16                   106395.52
     1997/03/31   116045.52                   105213.84
     1997/04/30   115287.34                   106411.34
     1997/05/31   116763.18                   108555.84
     1997/06/30   122379.11                   110208.58
IMATRL PRASUN   SHR__CHT 19970630 19970714 090004 R00000000000097
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997             PAST 6   LIFE OF
                                        MONTHS   FUND

FIDELITY REAL ESTATE HIGH INCOME II     11.75%   22.38%

MERRILL LYNCH HIGH YIELD MASTER INDEX   5.84%    10.21%

HIGH CURRENT YIELD FUNDS AVERAGE        5.92%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 182 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$100,000 OVER LIFE OF FUND

Let's say hypothetically that $100,000 was invested in Fidelity Real
Estate High Income II Fund on September 27, 1996, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $122,379 - a 22.38% increase on the initial investment. For comparison, look at how the Merrill Lynch High
Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $110,209-a 10.21% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
REAL ESTATE HIGH INCOME II
FUND TALK: THE MANAGERS' OVERVIEW


The following is an interview with Mark Snyderman, who manages the fund's commercial mortgage-backed investments, and Barry Greenfield, manager of the fund's real estate investment trust positions.
Q. HOW DID THE FUND PERFORM, MARK?
M.S. For the six months that ended June 30, 1997, the fund returned
11.75%. This topped the 5.84% return of the Merrill Lynch High Yield
Master Index for the same period. The high current yield funds average, as tracked by Lipper Analytical Services, returned 5.92% for the six months that ended June 30. From its inception date - September
27, 1996 - through June 30, 1997, the fund returned 22.38%. The index returned 10.21% over that same time, while the peer group, from the closest date available to the fund's inception - October 1, 1996 - returned 9.71%.
Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
M.S. The high-yield real estate sector overall flourished due to a mostly favorable investing atmosphere and the fund itself benefited from good security selection. The real estate market was still recovering from the recession of the early 1990s, and there was not a great deal of speculative building activity. As a result, we saw an atmosphere of strong demand and limited supply of high-yield real estate debt securities. Individually, several of the fund's larger positions experienced nice credit quality improvements as the market gradually began to recognize their value. A good example was the fund's stake in bonds issued by the former Resolution Trust Corp., a government agency created to merge or close insolvent savings and loan institutions. These bonds performed extremely well.
Q. WHAT SORTS OF CHANGES OCCURRED WITHIN THE REAL ESTATE SECURITIES
MARKET DURING THE PERIOD?
M.S. One of the more significant developments was that credit spreads
- or the risk/reward tradeoff - narrowed relative to corporate bond credit spreads. This has reduced the extra return potential for high-yielding, real estate debt securities. Previously, investors got extra return by investing in these high-yield securities; more recently, however, as participation in the real estate market has increased and investors have become aware of this extra return potential, credit spreads have narrowed. Historically, the fund's good performance has emanated from a variety of factors, including being in the right market at the right time and utilizing Fidelity's credit analysis tools. Now that credit spreads are "fair," future performance may be tied more to superior credit analysis and security selection.
Q. BARRY, CAN YOU GIVE US THE STORY ON THE REAL ESTATE INVESTMENT
TRUST (REIT) MARKET OVER THE PAST SIX MONTHS AND HOW THE FUND'S
POSITIONS FARED?
B.G. After an extremely strong performance in late 1996, the REIT market was due for a slowdown in early 1997 and it came in the form of a pricing correction. Whereas REITs were up approximately 18% in the fourth quarter of 1996 - and around 10% in December alone - the sector was up only 3 - 4% in the first two months of 1997. Then the market really hit the floor from mid-March to late April, as the average REIT tumbled by about 9% and the more aggressive, "new era" REITs were down around 18-20%. Despite this decline, I didn't sell any of these positions because I felt the correction was aimed at addressing the overbought condition of the market rather than a reaction to deteriorating fundamentals. Since the April bottoming-out, REITs have regained some strength, bouncing back to become a positive contributor to fund performance. In particular, individual REIT positions such as Glenborough Realty Trust and Crescent Real Estate Equities made positive contributions to the fund's return.
Q. WE'VE TALKED IN THE PAST ABOUT REITS BECOMING AN INCREASINGLY
POPULAR INVESTMENT ALTERNATIVE, ESPECIALLY AMONG MANAGERS OF
DIVERSIFIED STOCK FUNDS. DID THIS TREND CONTINUE? WHAT, IF ANYTHING,
COULD CURB THIS APPETITE FOR REITS?
B.G. It did continue. Money managers - aware that REITs are historically less volatile than the overall market - have been putting money into REITs to try to protect themselves on the downside. If a manager wants to buy Coca-Cola, and the stock is selling at a value 50 times the company's earnings growth rate, why not shave a little off your investment and put it into a REIT at 10 times earnings? While this strategy can provide real relative value, there is an offsetting force at work. The success of the REIT market hasn't gone unnoticed, as evidenced by the fact that through June, we were on target to see a record amount of new REIT issuance. It remains to be seen whether this new supply will diminish the favorable demand conditions we've seen.
Q. CAN YOU EACH PROVIDE YOUR OUTLOOK GOING FORWARD?
M.S. While my overall outlook is upbeat, I feel the fund's performance could move closer to that of the high-yield market averages over time.
With Fidelity's research capabilities, though, I'm confident that the fund will continue to perform well.
B.G. As I mentioned, the wild card for continued REIT strength is the supply question. REITs have enjoyed a great run over the past year or so, and favorable supply/demand conditions have played a big role.
Industry followers will be watching to see if the record amount of issuance will spoil the parade.



FUND FACTS
GOAL: to provide high current income by
investing primarily in commercial
mortgage-backed securities and real estate investment trusts
START DATE: September 27, 1996
SIZE: as of June 30, 1997, more than $62 million
MANAGERS: Mark Snyderman, since inception;
joined Fidelity in 1994; Barry Greenfield, since inception; joined Fidelity in 1968
(checkmark)
FIDELITY REAL ESTATE HIGH INCOME FUND II
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 1.6%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MEDIA & LEISURE - 1.6%
LODGING & GAMING - 1.6%
American Skiing Co.
 12%, 7/15/06
 (Cost $1,010,000) B3 $ 1,000,000 $ 1,050,000
COMMERCIAL MORTGAGE SECURITIES - 39.9%
ACP Mortgage LP floater Series F,
 7.3183%, 2/28/28 (c)(d) B  2,263,749  1,917,112
BKB Commercial Mortgage Trust
 Series 1997-C1:
  Class F, 8.7376%,
   4/26/04 (c)(d) B  1,476,000  1,236,611
  Class G, 8.7376%,
   4/27/09 (c)(d) CCC  1,141,500  513,675
  Class H, 8.7376%,
   10/25/22 (c)(d) -  760,975  190,244
CBA Mortgage Corp.
 Series 1993-C1 Class E,
 7.76%, 12/25/03 (c)(d) Ba2  3,183,000  3,059,659
CS First Boston Mortgage Securities
 Corp. Series 1994-CFB1 Class F,
 6.48%, 1/25/28 (c) -  888,163  780,751
First Chicago/Lennar Trust I
 Series 1997-CHL1 Class E,
 8.106%, 4/1/39 (d) -  4,000,000  3,057,500
Franchise Mortgage Acceptance
 Corp. Loan Receivables Trust
 Series 1997-A Class F,
 8.10%, 4/15/19 (c)(d) -  950,000  685,781
Meritor Mortgage Security Corp.
 Series 1987-1 Class B,
 9.40%, 2/1/00 (c)(g) -  12,919,000  2,556,670
Morgan (J.P.) Commercial
 Mortgage Finance Corp.
 Series 1997-C4,
 7.38%, 12/26/28 (c) -  4,885,341  1,331,255
Phoenix Real Estate Securities, Inc.
 Series 1993 Class D-1,
 8 1/4%, 11/25/23 (c) Ba2  1,500,000  1,461,825
Resolution Trust Corp.:
 floater Series 1991-M2 Class A1,
  7.131%, 9/25/20 (d) Ba3  496,380  352,430
 Series 1991-M2 Class A-3,
  7.4032%, 9/25/20 (d) Ba3  450,330  351,539
Structured Asset Securities Corp.:
 Series 1996-CFL:
  Class G, 7 3/4%, 2/25/28 (c) -  3,250,000  2,781,289
  Class H, 7 3/4%, 2/25/28 Aaa  1,500,000  1,177,031
  Class J, 7 3/4%, 2/25/28 (c) -  8,640,510  950,456
 Series 1996-C3 Class E,
  8.458%, 6/25/30 (c)(d) -  2,000,000  1,889,688
SML, Inc. Series 1994-C1
 Class B-3, 11.69%, 9/18/99 -  1,000,000  967,500
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $24,088,020)   25,261,016
COMPLEX MORTGAGE SECURITIES - 2.1%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  AMOUNT (NOTE 1)
INTEREST ONLY STRIPS - 0.6%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class X-1,
 1.4692%, 12/26/01 (c)(d)(f) BBB $ 27,034,328 $ 402,811
PRINCIPAL ONLY STRIPS - 1.5%
Structured Asset Securities Corp.
 Series 1996-CFL Class P,
 0%, 2/25/28 (c)(e) -  3,136,380  940,914
TOTAL COMPLEX MORTGAGE SECURITIES
 (Cost $1,374,013)   1,343,725
COMMON STOCKS - 50.1%
 SHARES
CONSTRUCTION & REAL ESTATE - 49.4%
REAL ESTATE - 3.6%
Catellus Development Corp. (a)   60,800  1,102,000
Crescent Operating, Inc.   2,600  31,200
Echelon International Corp. (a)  30,000  684,375
Getty Realty Corp.   27,400  482,925
  2,300,500
REAL ESTATE INVESTMENT TRUSTS - 45.8%
Apartment Investment & Management Co.   39,200  1,107,400
Bay Apartment Communities, Inc.   40,000  1,480,000
Bay Meadows Operating Co.   9,600  456,000
Burnham Pacific Properties, Inc.   20,000  275,000
Cali Realty Corp.   53,750  1,827,500
Carr Realty Corp.   15,000  431,250
Crescent Real Estate Equities, Inc.   26,000  825,500
Crown American Realty Trust (SBI)  17,600  162,800
Developers Diversified Realty Corp.   40,000  1,600,000
Duke Realty Investors, Inc.   5,000  202,500
Equity Inns, Inc.   10,000  133,750
Equity Residential Properties Trust (SBI)  58,700  2,788,250
Essex Property Trust, Inc.   15,000  481,875
Excel Realty Trust, Inc.   7,600  200,450
Federal Realty Investment Trust (SBI)  15,000  405,000
First Industrial Realty Trust, Inc.   10,100  295,425
Glenborough Realty Trust, Inc.   12,400  313,100
Innkeepers USA Trust   265,000  3,975,000
Liberty Property Trust (SBI)   45,000  1,119,375
Macerich Co.   15,900  441,225
Meditrust (SBI)  25,000  995,313
Meridian Industrial Trust, Inc.   10,000  235,000
Mills Corp.   10,000  276,875
Oasis Residential, Inc.   10,000  235,000
Patriot American Hospitality, Inc.   100,000  2,550,000
Public Storage, Inc.   32,300  944,775
Reckson Associates Realty Corp.  50,000  1,150,000
Speiker Properties, Inc.   20,000  703,750
Starwood Lodging Trust combined
 certificate (SBI)   34,650  1,479,122
Sunstone Hotel Investors, Inc.   103,000  1,493,500
Town & Country Trust   15,000  230,625
United Dominion Realty Trust, Inc.   6,500  92,219
Weingarten Realty Investors (SBI)  1,800  76,050
  28,983,629
TOTAL CONSTRUCTION & REAL ESTATE   31,284,129
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 0.7%
CREDIT & OTHER FINANCE - 0.7%
Security Capital US Realty Class A (a)  30,000 $ 447,000
TOTAL COMMON STOCKS
 (Cost $27,068,898)   31,731,129
NONCONVERTIBLE PREFERRED STOCKS - 1.6%
CONSTRUCTION & REAL ESTATE - 1.6%
REAL ESTATE INVESTMENT TRUSTS - 1.6%
Walden Residential Properties, Inc. 9.20%
 (Cost $954,198)  40,000  1,010,000
CASH EQUIVALENTS - 4.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97  $ 2,957,487  2,957,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $57,452,129)  $ 63,352,870
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,698,741 or
32.9% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
6. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
7. Non-income producing - issuer filed for protection under the
Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 1.9% AAA, AA, A  1.9%
Baa 0.0% BBB  0.6%
Ba 8.3% BB  4.8%
B 1.7% B  6.1%
Caa 0.0% CCC  2.5%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 25.5%.
FMR has determined that unrated debt securities that are lower quality account for 25.5% of the total value of investment in securities.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $57,452,129. Net unrealized appreciation aggregated $5,900,741, of which $6,073,933 related to appreciated investment securities and $173,192 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending December
31, 1997 approximately $42,000 of losses recognized during the period
November 1, 1996 to December 31, 1996.
FIDELITY REAL ESTATE HIGH INCOME II
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

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

 JUNE 30, 1997 (UNAUDITED)


ASSETS


INVESTMENT IN SECURITIES, AT                                                                                       $
63,352,870
VALUE (INCLUDING REPURCHASE AGREEMENTS OF $2,957,000)

(COST $57,452,129) - SEE ACCOMPANYING SCHEDULE


CASH                                                                                                                39


RECEIVABLE FOR INVESTMENTS SOLD                                                                                     118,962


DIVIDENDS RECEIVABLE                                                                                                176,438


INTEREST RECEIVABLE                                                                                                 286,028


 TOTAL ASSETS
63,934,337

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 924,562


ACCRUED MANAGEMENT FEE                                                                                  37,514


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     21,786


 TOTAL LIABILITIES                                                                                                  983,862


NET ASSETS                                                                                                         $
62,950,475

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                    $
55,255,376

UNDISTRIBUTED NET INVESTMENT INCOME                                                                                 778,016


ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
1,016,342

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
5,900,741

NET ASSETS, FOR 5,371,476                                                                                          $
62,950,475
SHARES OUTSTANDING


NET ASSET VALUE, OFFERING PRICE                                                                                     $11.72

AND REDEMPTION PRICE PER

SHARE ($62,950,475 (DIVIDED BY)

5,371,476 SHARES)



STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                            $ 812,224
DIVIDENDS

INTEREST                                                                                      1,582,010

 TOTAL INCOME                                                                                 2,394,234

EXPENSES

MANAGEMENT FEE                                                                   $ 211,400

TRANSFER AGENT FEES                                                               7,030

ACCOUNTING FEES AND EXPENSES                                                      30,009

NON-INTERESTED TRUSTEES' COMPENSATION                                             119

CUSTODIAN FEES AND EXPENSES                                                       2,901

REGISTRATION FEES                                                                 1,637

AUDIT                                                                             35,527

LEGAL                                                                             389

MISCELLANEOUS                                                                     75

 TOTAL EXPENSES BEFORE REDUCTIONS                                                 289,087

 EXPENSE REDUCTIONS                                                               (7,667)     281,420

NET INVESTMENT INCOME                                                                         2,112,814

REALIZED AND UNREALIZED GAIN (LOSS)                                                           1,057,951
NET REALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                 3,328,537

NET GAIN (LOSS)                                                                               4,386,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $ 6,499,302


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS ENDED    SEPTEMBER 27, 1996
                                    JUNE 30, 1997       (COMMENCEMENT
                                    (UNAUDITED)         OF OPERATIONS) TO
                                                        DECEMBER 31,
                                                        1996




OPERATIONS                                                                                 $ 2,112,814    $ 753,654
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                     1,057,951      (15,299)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                       3,328,537      2,572,204

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            6,499,302      3,310,559

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                    (1,322,338)    (792,424)

SHARE TRANSACTIONS                                                                7,000,000      54,354,999
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             1,322,338      733,039

 COST OF SHARES REDEEMED                                                                   (3,500,000)    (4,655,000)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                   4,822,338      50,433,038

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  9,999,302      52,951,173

NET ASSETS

 BEGINNING OF PERIOD                                                                       52,951,173     -

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET INVESTMENT INCOME OF
$778,016 AND $(12,460), RESPECTIVELY)                                                     $ 62,950,475   $ 52,951,173

OTHER INFORMATION
SHARES

 SOLD                                                                                      630,635        5,312,257

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                   117,499        68,778

 REDEEMED                                                                                  (313,620)      (444,073)

 NET INCREASE (DECREASE)                                                                   434,514        4,936,962


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
      SIX MONTHS ENDED   SEPTEMBER 27, 1996
      JUNE 30, 1997      (COMMENCEMENT
      (UNAUDITED)        OF OPERATIONS) TO
                         DECEMBER 31,
                         1996




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
SELECTED PER-SHARE DATA             $ 10.730     $ 10.000
NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM INVESTMENT OPERATIONS    .412 D       .214
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                               .835         .732

 TOTAL FROM INVESTMENT OPERATIONS    1.247        .946

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.257)       (.216)

NET ASSET VALUE, END OF PERIOD       11.720     $ 10.730

TOTAL RETURN B, C                    11.75%       9.52%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000
OMITTED)                             $ 62,950     $ 52,951

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                                1.02% A      1.42% A

RATIO OF EXPENSES TO AVERAGE NET
ASSETS AFTER EXPENSE REDUCTIONS       .99% A, E    1.42% A

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                    7.47% A      9.90% A

PORTFOLIO TURNOVER RATE              65% A        11% A

AVERAGE COMMISSION RATE F            .0427      $ .0442

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 1997 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $27,998,160 and $17,336,574, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $5,779 for the period.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,899 and $4,768, respectively, under these arrangements.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 53% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES